Asset Retirement Obligations (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Net asset retirement obligation at January 1	$ 23.8	$ 15.1
Liabilities incurred	1.1	4.6
Acquisitions	0.0	1.2
Accretion expense	1.5	1.1
Changes in estimate	0.0	1.8
Net asset retirement obligation at December 31	$ 26.4	$ 23.8